Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Based on my knowledge, I, Will Bondurant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Castlight Health, Inc. on Form 10-K for the annual period ended December 31, 2019 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-K fairly presents in all material respects the financial condition and results of operations of Castlight Health, Inc.

CASTLIGHT HEALTH, INC.
	By:	/s/ Will Bondurant
Will Bondurant
Chief Financial Officer (Principal Financial Officer)
Dated:
February 28, 2020